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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -- JUNE 4, 2003


                            NUWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-28606                   22-3387630
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(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)


                 ONE PASSAIC AVENUE, FAIRFIELD, NEW JERSEY 07004
          (Address of principal executive offices, including Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE -- (973) 882-8810

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND FD DISCLOSURE.

     On June 4, 2003, NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), posted on its Web site a letter addressed to its Shareholders and Members of the Investment Community, a copy of which is attached hereto as Exhibit 99.1, providing an update of marketing efforts of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
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          99.1   Letter addressed to the Company's Shareholders and Members of the Investment Community, posted on Company's Web site June 4, 2003.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NUWAVE TECHNOLOGIES, INC.


                                            By:    /s/ Jeremiah F. O'Brien
                                                ------------------------------
                                                Name:  Jeremiah F. O'Brien
                                                Title: Chief Financial Officer
                                                       and Corporate Secretary


Dated: June 4, 2003


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                                  EXHIBIT INDEX
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Exhibit Number     Description of Exhibit
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     99.1          Letter addressed to the Company's Shareholders and Members of the Investment Community, posted on the Company's Web site June 4, 2003.